                                AMENDMENT NO. 18
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

     The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 14, 2006, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Floating Rate Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

                                     MAXIMUM
                                      ASSET
                                      BASED    MAXIMUM    MAXIMUM
                                      SALES    SERVICE   AGGREGATE
AIM COUNSELOR SERIES TRUST            CHARGE     FEE        FEE
--------------------------           -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Advantage Health Sciences Fund    0.75%     0.25%      1.00%
AIM Floating Rate Fund                0.50%     0.25%      0.75%
AIM Multi-Sector Fund                 0.75%     0.25%      1.00%
AIM Structured Core Fund              0.75%     0.25%      1.00%
AIM Structured Growth Fund            0.75%     0.25%      1.00%
AIM Structured Value Fund             0.75%     0.25%      1.00%

                                     MAXIMUM
                                      ASSET
                                      BASED    MAXIMUM    MAXIMUM
                                      SALES    SERVICE   AGGREGATE
AIM EQUITY FUNDS                      CHARGE     FEE        FEE
----------------                     -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Capital Development Fund          0.75%     0.25%      1.00%
AIM Charter Fund                      0.75%     0.25%      1.00%
AIM Constellation Fund                0.75%     0.25%      1.00%
AIM Diversified Dividend Fund         0.75%     0.25%      1.00%
AIM Large Cap Basic Value Fund        0.75%     0.25%      1.00%
AIM Large Cap Growth Fund             0.75%     0.25%      1.00%
AIM Select Basic Value Fund           0.75%     0.25%      1.00%

                                     MAXIMUM
                                      ASSET
                                      BASED    MAXIMUM    MAXIMUM
                                      SALES    SERVICE   AGGREGATE
AIM FUNDS GROUP                       CHARGE     FEE        FEE
---------------                      -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Basic Balanced Fund               0.75%     0.25%      1.00%
AIM European Small Company Fund       0.75%     0.25%      1.00%
AIM Global Value Fund                 0.75%     0.25%      1.00%
AIM International Small Company
   Fund                               0.75%     0.25%      1.00%
AIM Mid Cap Basic Value Fund          0.75%     0.25%      1.00%
AIM Select Equity Fund                0.75%     0.25%      1.00%
AIM Small Cap Equity Fund             0.75%     0.25%      1.00%

                                     MAXIMUM
                                      ASSET
                                      BASED    MAXIMUM    MAXIMUM
                                      SALES    SERVICE   AGGREGATE
AIM GROWTH SERIES                     CHARGE     FEE        FEE
-----------------                    -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Basic Value Fund                  0.75%     0.25%      1.00%
AIM Conservative Allocation Fund      0.75%     0.25%      1.00%
AIM Global Equity Fund                0.75%     0.25%      1.00%
AIM Growth Allocation Fund            0.75%     0.25%      1.00%
AIM Income Allocation Fund            0.75%     0.25%      1.00%
AIM International Allocation Fund     0.75%     0.25%      1.00%
AIM Mid Cap Core Equity Fund          0.75%     0.25%      1.00%
AIM Moderate Allocation Fund          0.75%     0.25%      1.00%
AIM Moderate Growth Allocation
   Fund                               0.75%     0.25%      1.00%
AIM Moderately Conservative
   Allocation Fund                    0.75%     0.25%      1.00%
AIM Small Cap Growth Fund             0.75%     0.25%      1.00%

                                     MINIMUM
                                      ASSET
                                      BASED    MAXIMUM    MAXIMUM
                                      SALES    SERVICE   AGGREGATE
AIM INTERNATIONAL MUTUAL FUNDS        CHARGE     FEE        FEE
------------------------------       -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Asia Pacific Growth Fund          0.75%     0.25%      1.00%
AIM European Growth Fund              0.75%     0.25%      1.00%
AIM Global Aggressive Growth Fund     0.75%     0.25%      1.00%
AIM Global Growth Fund                0.75%     0.25%      1.00%
AIM International Core Equity Fund    0.75%     0.25%      1.00%
AIM International Growth Fund         0.75%     0.25%      1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED    MAXIMUM    MAXIMUM
                                    SALES    SERVICE   AGGREGATE
AIM INVESTMENT FUNDS                CHARGE     FEE        FEE
--------------------               -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM China Fund                      0.75%     0.25%      1.00%
AIM Developing Markets Fund         0.75%     0.25%      1.00%
AIM Enhanced Short Bond Fund        0.75%     0.25%      1.00%
AIM Global Health Care Fund         0.75%     0.25%      1.00%
AIM International Bond Fund         0.75%     0.25%      1.00%
AIM Japan Fund                      0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund           0.75%     0.25%      1.00%
AIM Trimark Fund                    0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund    0.75%     0.25%      1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED    MAXIMUM    MAXIMUM
                                    SALES    SERVICE   AGGREGATE
AIM INVESTMENT SECURITIES FUNDS     CHARGE     FEE        FEE
-------------------------------    -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Global Real Estate Fund         0.75%     0.25%      1.00%
AIM High Yield Fund                 0.75%     0.25%      1.00%
AIM Income Fund                     0.75%     0.25%      1.00%
AIM Intermediate Government Fund    0.75%     0.25%      1.00%
AIM Money Market Fund               0.75%     0.25%      1.00%
AIM Municipal Bond Fund             0.75%     0.25%      1.00%
AIM Real Estate Fund                0.75%     0.25%      1.00%
AIM Short Term Bond Fund            0.75%     0.25%      1.00%
AIM Total Return Bond Fund          0.75%     0.25%      1.00%

                                  MAXIMUM
                                   ASSET
                                   BASED    MAXIMUM    MAXIMUM
                                   SALES    SERVICE   AGGREGATE
AIM SECTOR FUNDS                   CHARGE     FEE        FEE
----------------                  -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Energy Fund                    0.75%     0.25%      1.00%
AIM Financial Services Fund        0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund    0.75%     0.25%      1.00%
AIM Leisure Fund                   0.75%     0.25%      1.00%
AIM Technology Fund                0.75%     0.25%      1.00%
AIM Utilities Fund                 0.75%     0.25%      1.00%

                                  MAXIMUM
                                   ASSET
                                   BASED    MAXIMUM    MAXIMUM
                                   SALES    SERVICE   AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS    CHARGE     FEE        FEE
-------------------------------   -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Opportunities I Fund           0.75%     0.25%      1.00%
AIM Opportunities II Fund          0.75%     0.25%      1.00%
AIM Opportunities III Fund         0.75%     0.25%      1.00%

                             MAXIMUM
                              ASSET
                              BASED    MAXIMUM    MAXIMUM
                              SALES    SERVICE   AGGREGATE
AIM STOCK FUNDS               CHARGE     FEE        FEE
---------------              -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM Dynamics Fund             0.75%     0.25%      1.00%

                             MAXIMUM
                              ASSET
                              BASED    MAXIMUM    MAXIMUM
                              SALES    SERVICE   AGGREGATE
AIM SUMMIT FUND               CHARGE     FEE        FEE
---------------              -------   -------   ---------
Class C Shares                0.75%     0.25%      1.00%

                                 MAXIMUM
                                  ASSET
                                  BASED    MAXIMUM    MAXIMUM
                                  SALES    SERVICE   AGGREGATE
AIM TAX-EXEMPT FUNDS              CHARGE     FEE        FEE
--------------------             -------   -------   ---------
PORTFOLIO - CLASS C SHARES

AIM High Income Municipal Fund    0.75%     0.25%      1.00%

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: April 14, 2006